Income Taxes (Schedule of Reconciliation of Theoretical Income Tax Expense to Actual Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Theoretical tax benefit on the above amount Decrease (increase) in tax refund resulting from:
Loss before income taxes	$ (13,945)	$ (24,221)	$ (28,180)
Statutory tax rate	23.00%	23.00%	23.00%
Theoretical tax benefit	$ (3,207)	$ (5,571)	$ (6,481)
Change in temporary differences for which deferred taxes were not recognized	858	(1,177)	(1,696)
Tax rate differential	9	10	(20)
Non-deductible expenses	148	346	744
Losses and other items for which a valuation allowance was provided or benefit from loss carryforwards	2,192	6,392	6,879
Actual income tax expense	$ 0	$ 0	$ (534)